UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

December 3, 2018
Date of Report (Date of Earliest Event Reported)

Sotheby's
(Exact name of registrant as specified in its charter)

Delaware	1-9750	38-2478409
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1334 York Avenue
New York, NY		10021
(Address of principal executive offices)		(Zip Code)
(212) 606-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On December 3, 2018, Sotheby’s (the “Company”) announced that the Company is eliminating its Chief Operating Officer role and implementing related organizational changes. As a result, Adam Chinn, Executive Vice President and Chief Operating Officer of the Company, will leave the Company effective December 31, 2018. Mr. Chinn’s departure qualifies as a termination other than for “cause” for purposes of his Employment Agreement, dated January 11, 2016, with the Company (the “Employment Agreement”) and he will receive severance in accordance therewith. Additionally, Mr. Chinn will be entitled to continued vesting of his 5,860 restricted stock units and 31,902 performance share units that are scheduled to vest in March 2019, subject to the achievement of the performance criteria applicable to the performance share units.
The terms of the post-termination non-competition and non-solicitation covenants to which Mr. Chinn is subject pursuant to the Employment Agreement and the Purchase Agreement, dated January 11, 2016, among the Company, Mr. Chinn and the other parties thereto pursuant to which the Company purchased Art Agency, Partners, will continue to apply.

Item 7.01	Regulation FD Disclosure
On December 3, 2018, the Company issued a press release announcing its organizational changes. A copy of the press release is furnished as Exhibit 99.1 to this current report on Form 8-K.
The information under this Item 7.01 of this current report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and, as a result, such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits
(d)    Exhibits
99.1    Press Release of Sotheby's dated December 3, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOTHEBY'S

By:	/s/ David G. Schwartz

David G. Schwartz
Senior Vice President,
Chief Securities Counsel and Corporate Secretary

Date:	December 3, 2018

Exhibit Index

Exhibit No.    Description

99.1        Press Release of Sotheby's dated December 3, 2018.

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